Occupational healthcare obligation (Tables)	12 Months Ended
Dec. 31, 2023
Legal proceedings provision [abstract]
Schedule of estimated costs and discounted using a risk-free rate

Figures in million - SA rand	Notes	2023	2022	2021
Balance at beginning of the year		825	1,017	1,194
Interest charge	5.2	70	85	77
Change in estimate recognised in profit or loss[1]	34	(365)	(211)	(14)
Payments made	34	(130)	(66)	(240)
Balance at the end of the year		400	825	1,017
Reconciliation of the non-current and current portion of the occupational healthcare obligation:
Occupational healthcare obligation		400	825	1,017
Current portion of occupational healthcare obligation		—	(44)	—
Non-current portion of occupational healthcare obligation		400	781	1,017
1The gain is mainly due to the decrease in the take-up rate and an increase in the discount rate